SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

FEBRUARY 10, 2004

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia (State or other Jurisdiction of Incorporated or Organization) 8 Perimeter Center East Suite 8050 Atlanta, GA 30346 (Address of Principal Executive Offices) (Zip Code)	58-2079583 (IRS employer identification no.) 770-481-0305 (Registrant’s Telephone Number Including area code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing Date for Fourth Quarter Results and Conference Call

ITEM 9.	REGULATION FD DISCLOSURE

On February 10, 2004 Jameson Inns, Inc. issued a press release announcing date for fourth quarter results and conference call. A copy of the press release is filed as an exhibit to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of February 10, 2004	JAMESON INNS, INC. By: Craig R. Kitchin /s/ Craig R. Kitchin Its: President & Chief Financial Officer